Note 38 - Events after the reporting period	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Note 38 - Events after the reporting period

38Events after the reporting period

Annual Dividend Proposal

Upon approval of the Company´s annual accounts in March 2023, the Board of Directors intends to propose, for the approval of the Annual General Shareholders' meeting to be held on May 3, 2023, the payment of an annual dividend of $0.51 per share ($1.02 per ADS), or approximately $602 million, which includes the interim dividend of $0.17 per share ($0.34 per ADS) or approximately $201 million, paid on November 23, 2022. If the annual dividend is approved by the shareholders, a dividend of $0.34 per share ($0.68 per ADS), or approximately $401 million will be paid on May 24, 2023, with an ex-dividend date of May 22, 2023. These Consolidated Financial Statements do not reflect this dividend payable.